UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2022
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.  Results of Operations and Financial Condition.
On July 26, 2022, Alexander & Baldwin, Inc. (the "Company") issued a press release announcing that the Board of Directors declared a quarterly cash dividend of $0.22 per share of common stock. The dividend is an increase of $0.02, or 10.0%, from the prior quarter, reflecting strong commercial real estate performance for the three and six months ended June 30, 2022 and the expected performance for the full year-ended December 31, 2022. The dividend will be payable on October 5, 2022 to shareholders of record as of September 19, 2022. This information is being furnished as Exhibit 99.1 to this report.
On July 28, 2022, the Company issued a press release announcing its results of operations and financial condition as of and for the three and six months ended June 30, 2022. This information is being furnished as Exhibit 99.2 to this report.
FORWARD-LOOKING STATEMENTS
Statements in the releases that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions, as well as the rapidly changing challenges with, and the Company's plans and responses to, the coronavirus pandemic ("COVID-19") and related economic disruptions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, risks associated with COVID-19 and its impact on the Company's businesses, results of operations, liquidity and financial condition, the evaluation of alternatives by the Company related to its materials and construction business, and the risk factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in the releases should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.
Item 7.01.  Regulation FD Disclosure.
On July 28, 2022, the Company made available on its website its Supplemental Information document, which provides certain supplemental operating and financial information as of and for the three and six months ended June 30, 2022 and 2021. A copy of this Supplemental Information document is being furnished as Exhibit 99.3 to this report.
Item 9.01.  Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release announcing third quarter 2022 dividend, issued July 26, 2022.
99.2	Press release announcing 2022 second quarter earnings issued July 28, 2022.
99.3	Alexander & Baldwin, Inc.'s Supplemental Information document as of and for the three and six months ended June 30, 2022 and 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  July 28, 2022

                        ALEXANDER & BALDWIN, INC.

                        /s/ Brett A. Brown
                        Brett A. Brown
                        Executive Vice President and Chief Financial Officer